Exhibit 10(c)

ACKNOWLEDGEMENT AND EXTENSION AGREEMENT

Dated as of August 19, 2003

To the Lenders parties to
The Credit Agreement
Referred to below and
Citibank N.A., as Agent

Ladies and Gentlemen:

     Reference is made to the 364-Day Credit Agreement, dated as of February 24, 2003 (the “Credit Agreement”; capitalized terms not otherwise defined in this Acknowledgement and Extension Agreement have the same meanings as specified in the Credit Agreement), among Sears Roebuck Acceptance Corp. (the “Borrower”), the lenders parties thereto, Bank One, NA, as syndication agent, Barclays Bank PLC and Bank of America, N.A., as documentation agents, Salomon Smith Barney Inc. and Banc One Capital Markets, Inc., as joint lead arrangers and joint bookrunners, and Citibank, N.A., as administrative agent.

     Sears, Roebuck and Co. has announced that it has contracted to sell its Credit and Financial Products business unit (including the assets associated with such business unit) to Citigroup (or any of its subsidiaries) (the “Sale”). The Borrower has determined that (i) as a result of the Sale, the aggregate Commitments under the Credit Agreement will be more than will be required for the ongoing financing needs of the Borrower and (ii) it is advisable to request that, effective upon consummation of the Sale, the Termination Date be extended to May 24, 2004.

     Subject to the condition that the Required Lenders shall have executed and returned this Acknowledgement and Extension Agreement to the Agent as provided herein (the “Agreement Effectiveness”), the Lenders, Borrower and Citibank N.A., as Agent, hereby agree as follows:

     (1)  Reduction of Commitment. Subject to the Agreement Effectiveness, the Borrower hereby gives irrevocable notice, pursuant to Section 2.04(a) of the Credit Agreement that, effective on the date that is thirty (30) days after the date on which the Sale or substantially all of the Sale is consummated, the respective Commitments of the Lenders shall be permanently reduced ratably in an aggregate amount of $1,000,000,000.

     (2)  Extension of Termination Date. Notwithstanding anything in Section 2.17 of the Credit Agreement to the contrary but subject to the conditions set forth in Section 3.02 of the Credit Agreement (taking into account the Agreement Effectiveness), the Lenders that have duly executed and returned this Acknowledgement and Extension Agreement irrevocably consent to the extension of the Termination Date (as it relates solely to the Commitment (after giving effect to the reduction contemplated above) of each such consenting Lender) to May 24, 2004, such extension being subject to the Sale or substantially all of the Sale being consummated. For the avoidance of doubt, Lenders that have duly executed this Acknowledgement and Extension Agreement shall be deemed to be Consenting Lenders pursuant to Section 2.17 of the Credit Agreement and Lenders that have not executed this Acknowledgement and Extension Agreement shall be deemed to be Non-Consenting Lenders thereunder and the extension of the Termination Date shall not apply with respect to the Commitment of such Lenders. Except as expressly provided in this paragraph (2), the provisions of Section 2.17 shall continue to be, and shall remain, in full force and effect, including without limitation with respect to the extension of any Termination Date occurring after February 23, 2004. Subject to (x) the Agreement Effectiveness and (y) the Sale or substantially all of the Sale being consummated, the Borrower agrees that it will not exercise the Term Loan Election before February 24, 2004.

     (3)  Maturity Date in Case of Term Loan Election. The Borrower hereby acknowledges and agrees that, subject to the Sale or substantially all of the Sale being consummated, if the Term Loan Election is exercised pursuant to Section 2.05 of the Credit Agreement, the Maturity Date shall be November 25, 2004.

     Each party executing this Acknowledgement and Extension Agreement is asked to (i) return two counterparts hereof to Susan L. Hobart, Shearman & Sterling LLP, 599 Lexington Avenue, New York, New York 10022 and (ii) fax a copy of the executed Acknowledgement to Susan L. Hobart (tel. 212-848-7847; fax 646-848-7847), in each case on or before the Return Date.

     This Acknowledgement and Extension Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same document. Delivery of an executed counterpart of this Acknowledgement and Extension Agreement by telecopier shall be effective as delivery of a manually executed counterpart hereof.

     This Acknowledgement and Extension Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

Very truly yours,

SEARS ROEBUCK ACCEPTANCE CORP.		SEARS, ROEBUCK AND CO.

By:	/s/ Keith E. Trost	By:	/s/ Glenn R. Richter

	Name: Keith E. Trost Title: President		Name: Glenn R. Richter Title: Senior V.P. and CFO

ACKNOWLEDGED AND AGREED AND COMMITMENT EXTENSION APPROVED:

BANCA NAZIONALE DEL LAVORO S.p.A., NEW YORK BRANCH

By:	/s/ Francesco Di Mario	By:	/s/ Carlo Vecchi

	Name: Francesco Di Mario Title: Vice President		Name: Carlo Vecchi Title: Senior Vice President

BANCO POPULAR DE PUERTO RICO, NEW YORK BRANCH
By:	/s/ Hector J. Gonzalez
	Name:	Hector J. Gonzalez
	Title:	Vice President

BANK OF AMERICA, N.A.
By:	/s/ Kimberley A. Whitney
	Name:	Kimberley A. Whitney
	Title:	Managing Director

BANK HAPOALIM.B.M.
By:	/s/ Marc Bosc
	Name:	Marc Bosc
	Title:	Vice President

THE BANK OF NEW YORK
By:	/s/ Randolph E.J. Medrano
	Name:	Randolph E.J. Medrano
	Title:	Vice President

THE BANK OF NOVA SCOTIA
By:	/s/ Nadine Bell
	Name:	Nadine Bell
	Title:	Sr. Manager

BANK ONE N.A.
By:	/s/ Vincent R. Henchek
	Name:	Vincent R. Henchek
	Title:	Director

BARCLAYS BANK PLC
By:	/s/ John Giannone
	Name:	John Giannone
	Title:	Director

BEAR STEARNS CORPORATE LENDING INC.
By:	/s/ Keith C. Barnish
	Name:	Keith C. Barnish
	Title:	Executive Vice President

BMO NESBITT BURNS FINANCING, INC.
By:	/s/ Joseph W. Linder
	Name:	Joseph W. Linder
	Title:	Vice President

BNP PARIBAS

By:	/s/ Peter Labrie	By:	/s/ Rosalie Hawley

	Name: Peter Labrie Title: Central Region Manager		Name: Rosalie Hawley Title: Director

CIBC

By:	/s/ Dominic J. Sorresso Name: Dominic J. Sorresso
Title: Executive Director
CIBC World Markets Corp., as Agent

CITIBANK, N.A

By:	/s/ Judith Green Name: Judith Green
Title: Vice President

DEUTSCHE BANK AG NEW YORK BRANCH

By:	/s/ Thomas A. Foley Name: Thomas A. Foley	By:	/s/ Patrick Dutilly Name: Patrick Dutilly
	Title: Director		Title: Director

DRESDNER BANK AG, NEW YORK AND GRAND CAYMAN BRANCHES

By:	/s/ Deborah Carlson Name: Deborah Carlson	By:	/s/ Stephen Kovach Name: Stephen Kovach
	Title: Director		Title: Vice President

FLEET NATIONAL BANK

By:	/s/ Bethany R. Halligan Name: Bethany R. Halligan	By:	/s/ Stephen J. Garvin Name: Stephen J. Garvin
	Title: Managing Director		Title: Managing Director

FIFTH THIRD BANK

By:	/s/ Christopher D. Jones Name: Christopher D. Jones
Title: Vice President

FIRST HAWAIIAN BANK

By:	/s/ Charles L. Jenkins Name: Charles L. Jenkins
Title: Vice President, Manager

HSBC BANK USA

By:	/s/ Robert Corder Name: Robert Corder
Title: First Vice President

HSH NORDBANK , NEW YORK BRANCH

By:	/s/ Drew von Glahn Name: Drew von Glahn	By:	/s/ Amy Lu Name: Amy Lu
	Title: Senior Vice President		Title: AVP
Head of Corporate Banking

HUNTINGTON NATIONAL BANK

By:	/s/ Pamela LeRose Name: Pamela LeRose
Title: Vice President

KEYBANK NATIONAL ASSOCIATION

By:	/s/ David J. Wechter Name: David J. Wechter
Title: Vice President

MELLON BANK, N.A

By:	/s/ Mark F. Johnston Name: Mark F. Johnston
Title: Vice President

MERRILL LYNCH BANK USA

By:	/s/ Louis Alder Name: Louis Alder Title: Vice President

MORGAN STANLEY BANK

By:	/s/ Jaap L. Tonckens Name: Jaap L. Tonckens
Title: Vice President

NATIONAL CITY BANK

By:	/s/ Brian T. Strayton Name: Brian T. Strayton
Title: Vice President

THE NORTHERN TRUST COMPANY

By:	/s/ Craig Smith Name: Craig Smith
Title: Vice President

PNC BANK, N.A

By:	/s/ Hana M. Deiter Name: Hana M. Deiter
Title: Vice President

ROYAL BANK OF CANADA

By:	/s/ Scott Umbs Name: Scott Umbs
Title: Authorized Signatory

STATE STREET BANK AND TRUST COMPANY

By:	/s/ Juan G. Sierra Name: Juan G. Sierra
Title: Assistant Vice President

UBS AG, CAYMAN ISLANDS BRANCH

By:	/s/ Patricia O’Kicki Name: Patricia O’Kicki	By:	/s/ Luke Goldsworthy Name: Luke Goldsworthy
	Title: Director		Title: Associate Director
Banking Products Services, US

U.S. BANK NATIONAL ASSOCIATION

By:	/s/ John Franceschi Name: John Franceschi
Title: Vice President

WACHOVIA BANK, NATIONAL ASSOCIATION

By:	/s/ Beth Rue Name: Beth Rue
Title: Associate

WELLS FARGO BANK, NATIONAL ASSOCIATION

By:	/s/ Charles W. Reed Name: Charles W. Reed	By:	/s/ Melissa F. Nachman Name: Melissa F. Nachman
	Title: Vice President		Title: Vice President

WESTLB AG (f/k/a/ WESTDEUTSCHE LANDESBANK GIROZENTRALE), NEW YORK BRANCH

By:	/s/ Salvatore Battinelli Name: Salvatore Battinelli	By:	/s/ Barry Wadler Name: Barry Wadler
	Title: Managing Director		Title: Associate Director

WILLIAM STREET COMMITMENT CORPORATION

By:	/s/ Jennifer M. Hill Name: Jennifer M. Hill Title: Chief Financial Officer